[Logo] M F S (R)
INVESTMENT MANAGEMENT
WE INVENTED THE MUTUAL FUND(R)

                               [Graphic Omitted]

                         MFS(R) STRATEGIC
                         GROWTH FUND

                         ANNUAL REPORT o AUGUST 31, 2000

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  5
Performance Summary .......................................................  9
Portfolio of Investments .................................................. 13
Financial Statements ...................................................... 19
Notes to Financial Statements ............................................. 27
Independent Auditors' Report .............................................. 34
Trustees and Officers ..................................................... 37

       MFS ORIGINAL RESEARCH(R)

       RESEARCH HAS BEEN CENTRAL TO INVESTMENT MANAGEMENT AT MFS
       SINCE 1932, WHEN WE CREATED ONE OF THE FIRST IN-HOUSE
       RESEARCH DEPARTMENTS IN THE MUTUAL FUND                              (SM)
       INDUSTRY. ORIGINAL RESEARCH(SM) AT MFS IS MORE          ORIGINAL RESEARCH
       THAN JUST CRUNCHING NUMBERS AND CREATING
       ECONOMIC MODELS: IT'S GETTING TO KNOW                           MFS
       EACH SECURITY AND EACH COMPANY PERSONALLY.
                                                              MAKES A DIFFERENCE



--------------------------------------------------------------------------------
NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,
If you've been reading our fund reports for any length of time, you've probably sensed the pride we have in our research process. More than anything else, we think MFS Original Research(R) -- and the performance results it has yielded for shareholders -- make us unique among investment management companies. We think that uniqueness stems from three factors: philosophy, process, and people.

PHILOSOPHY
In over 75 years of managing mutual funds, we've developed a number of beliefs about the best ways to invest over a variety of market conditions. First, we believe in bottom-up research, which means we use a company-by-company, one-security-at-a-time approach to building a portfolio. What we look for is the truth about the fundamentals of a company's business -- things such as the ability of management to execute its business plan, the ability of that plan to be scaled up as the company grows, actual demand for the company's products and services, cash flows, profits, and earnings.

Second, we believe that, over the long term, stock prices follow earnings. In our view, stock prices are basically a multiple of projected earnings, with the multiple increasing as the market perceives that a company has something customers want and will continue to want. One of the major elements of Original Research(SM) is doing our best to project a company's future earnings and determine how much the market will pay for those earnings.

Third, we believe there are at least three ways to potentially achieve competitive long-term performance: be early, uncover second chances, and avoid mistakes. All of these are based on bottom-up research. In both domestic and international markets, early discovery has historically been a hallmark of our investment style. Some of the stocks with which MFS has been most successful are those in which we've taken large positions before the market discovered or believed in them. Similarly, some of our best fixed-income investments have been early positions in companies or governments that our research revealed were potential candidates for credit upgrades. (A credit upgrade causes the value of a bond to rise because it indicates the market has increased confidence that principal and interest on the bond will be repaid.)

"Second-chance" opportunities are companies whose stock prices have stumbled but that we believe still have the potential to be market leaders. For example, a quarterly earnings shortfall of a few cents may cause the market to temporarily lose confidence in a company. If we believe the business remains fundamentally strong, we may use the price decline as a buying opportunity.

Avoiding mistakes is another way we feel Original Research may help performance. In fixed-income investing this means, among other things, trying to be better than our peers at avoiding bond issuers that may default. In equity investing, avoiding mistakes means we strive to know a company and its industry well enough to distinguish truth from hype.

PROCESS
We acquire our information firsthand, by researching thousands of companies to determine which firms may make good investments. Our analysis of an individual company may include

    o  face-to-face contact with senior management as well as front-line workers

    o  analysis of the company's financial statements and balance sheets

    o  contact with the company's current and potential customers

    o  contact with the company's competitors

    o our own forecasts of the company's future market share, cash flows, and earnings

Our analysts and portfolio managers disseminate this information in the form of daily notes e-mailed worldwide to all members of our investment team. This ensures that our best ideas are shared throughout the company, without barriers between equity and fixed-income, international and domestic, or value and growth investment areas. We believe this allows each of our portfolio managers -- and thus each of our investors -- to potentially benefit from any relevant item of Original Research.

John Ballen, our President and Chief Investment Officer, has often said that the thought he hopes each manager will have when they read the daily notes is, "I could never perform as well at any other investment company, because nowhere else could the quality of the research be this good."

PEOPLE
Our team of research analysts and portfolio managers traces its roots back to 1932, when we created one of the first in-house research departments in the industry. Today, we believe we have an investment team distinguished for its unique blend of talent, continuity, and cohesiveness.

MFS' team culture and commitment to quality research have proven to be of tremendous value in attracting some of the best and brightest talent from leading business schools and from other investment management companies. Our company culture was a key factor in our recognition by Fortune magazine in it's January 10, 2000 issue as one of the "100 Best Companies to Work For" in America. As befits a great team, our people tend to stick around -- the average MFS tenure of our portfolio managers is 11 years, with over 16 years in the investment industry. Contributing to this continuity is our policy that all equity portfolio managers are promoted from within, after distinguishing themselves first as research analysts. And because many of us who are now managing funds or managing the company itself have been working together for well over a decade, we have a cohesiveness, a shared philosophy of investing, and a unity of purpose that we believe bodes well for the future of the company.

We also have scale. Our research analyst team is over 35 members strong and growing. Each analyst is our in-house expert on a specific industry or group of industries in a specific region of the globe. In pursuing their research, our analysts and portfolio managers each year will visit more than 2,000 companies throughout the world, meet with representatives from more than 3,000 companies at one of our four worldwide offices, attend roughly 5,000 company presentations sponsored by major Wall Street firms, and consult with over 1,000 analysts from hundreds of U.S. and foreign brokerage houses.

All of this culminates in our analysts making buy and sell recommendations on a wide range of potential investments for all of our portfolios. In the end, the goal of Original Research is to try to give our portfolio managers an advantage over their peers -- to enable our managers to deliver competitive performance, by finding opportunities before they are generally recognized by the market and by avoiding mistakes whenever possible. Original Research does, we believe, make a difference.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    September 15, 2000

A prospectus containing more complete information on any MFS product, including all charges and expenses, can be obtained from your investment professional. Please read it carefully before you invest or send money. Investments in mutual funds will fluctuate and may be worth more or less upon redemption.

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

[Photo of S. Irfan Ali]
    S. Irfan Ali

For the 12 months ended August 31, 2000, Class A shares of the fund provided a total return of 47.18%, Class B shares 46.23%, Class C shares 46.27%, Class I shares 47.73%, and Class J shares 46.55%. These returns, which include the reinvestment of any distributions but exclude the effects of any sales charges, compare over the same period to a 16.32% return for the fund's benchmark, the Standard & Poor's 500 Composite Index (the S&P 500). The S&P 500 is a popular, unmanaged index of common stock total return performance. During the same period, the average large-cap growth fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned 39.48%.

Q. OVER A PERIOD THAT INCLUDED SIGNIFICANT MARKET VOLATILITY, THE FUND OUTPERFORMED BOTH ITS BENCHMARK AND ITS LIPPER PEER GROUP. TO WHAT DO YOU ATTRIBUTE THE PORTFOLIO'S STRONG PERFORMANCE?

A. Volatile markets may present opportunities as well as threats. We believe the portfolio fared well through recent turbulence because we stuck to our basic investment principles, which include staying fully invested and taking advantage of near-term market aberrations to invest for the long term.

    The fund has been built on our belief that companies with the best prospects for growth offer the best long-term investment opportunities. Some of these companies are in emerging industries, where we feel our research gives us a big advantage in spotting leaders early. Other companies in the portfolio are established leaders in high-growth markets that our research indicates can sustain their growth for the foreseeable future. In either case, the attributes we considered critical to the investment case for each company were strong management, a compelling business model, accelerating revenues, and an attractive valuation.

    Technology and business services, two of the fund's largest sectors, contributed strongly to performance. Among our largest technology positions, Corning, Rational Software, and Nortel Networks have been extraordinary performers. For each of these companies, not only has business strengthened throughout this year, but 2001 is, in our opinion, starting to look equally strong. Among our business services holdings, Automatic Data Processing, BISYS, and Fiserv have seen solid price appreciation as their growth has started to accelerate. Year 2000 (Y2K) related issues, which hurt many business services stocks last year, have largely receded. Our research shows that most customers have renewed their outsourcing contracts with these companies. In our view, the relative valuations of these holdings remain attractive.

Q. GIVEN THAT TECHNOLOGY STOCKS HAVE BEEN PARTICULARLY VOLATILE IN 2000, WHAT ARE YOUR CURRENT FEELINGS ABOUT THE SECTOR?

A. Although this year has been turbulent for the sector, many of our technology stocks have been strong performers over the past 12 months, contributing significantly to the fund's returns. We remained overweighted in the group, given what we view as continued healthy fundamentals in many areas.

    Over the past several months, however, many technology stocks indeed exhibited considerable downside volatility. Disappointments in wireless handsets, softer-than-expected PC sales, slowing momentum in semiconductor capital equipment orders, and the resultant implications for chip makers triggered a dramatic selloff in these parts of the technology market. In addition, a number of software companies have seen double-digit share price declines due to the persistence of Y2K-related sales weaknesses.

    Amid these market conditions, we repositioned some of our technology holdings, trimming exposure to certain software, electronics, and networking stocks while selectively increasing positions among other technology stocks. For example, during periods of market weakness, we have added to stocks such as VeriSign, Flextronics, and E.piphany. Each of these companies has been on our radar screen for some time, and we believe that recent market weakness has provided a compelling opportunity to build positions in what we view as some very strong businesses.

Q.  IN WHAT OTHER AREAS HAVE YOU FOUND OPPORTUNITIES?

A. Long-awaited signs of a cyclical upturn in the commercial property and casualty insurance market became evident in 2000. With retention rates stable to improving, major carriers have been reporting accelerating price increases. Industry conditions improved materially during the July renewal season. We expect conditions to continue to improve through the January renewal season, setting the stage for possible sharp revenue and earnings gains. We believe the fund's investments in American International Group, St. Paul Companies, and Arthur J. Gallagher & Co. could benefit from these trends.

Q.  HAS PERFORMANCE BEEN DISAPPOINTING IN ANY AREAS OF THE PORTFOLIO?

A. The stock price performance of telephone services companies has been disappointing. Fund holdings in this area have emphasized new entrants such as broadband communications network providers Global Crossing and Metromedia Fiber, as well as competitive local exchange carriers Allegiance Telecom and Nextlink Communications. Despite mounting evidence that these companies have been capturing the incremental growth generated by new communications services, their stocks have lagged. We remain confident that market share shifts in this large and growing market will continue to benefit these innovative companies and will ultimately be reflected in their valuations.

Q.  WHERE DO YOU EXPECT TO FIND THE BIGGEST OPPORTUNITIES OVER THE COMING
    MONTHS?

A. Recent volatility notwithstanding, we continue to believe the technology sector presents some of the most attractive longer-term growth prospects in today's market, and we intend to maintain technology as the largest sector in the fund. With last year's momentum-driven returns largely corrected, it appears to us that fundamentals and valuation have become more critical to technology investing than they were in the recent past. We believe stock selection will, once again, be the critical determinant of success going forward. Against this backdrop, we believe our bottom-up, valuation-based approach to building the portfolio could stand us in good stead.

/s/ S. Irfan Ali

    S. Irfan Ali
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

-------------------------------------------------------------------------------
PORTFOLIO MANAGER'S PROFILE
-------------------------------------------------------------------------------

S. IRFAN ALI IS VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) AND A MEMBER OF OUR LARGE CAP GROWTH PORTFOLIO MANAGEMENT TEAM. HE MANAGES THE STRATEGIC GROWTH PORTFOLIOS OF OUR MUTUAL FUNDS, VARIABLE ANNUITIES, AND OFFSHORE FUNDS AND THE LARGE CAP GROWTH PORTFOLIOS OF OUR INSTITUTIONAL ACCOUNTS.

IRFAN JOINED MFS AS A RESEARCH ANALYST IN 1993 AFTER GRADUATING FROM HARVARD BUSINESS SCHOOL WITH AN M.B.A. DEGREE AND WAS NAMED ASSISTANT VICE PRESIDENT IN 1996, VICE PRESIDENT IN 1997, AND PORTFOLIO MANAGER IN 1999. HE COMPLETED HIS BACHELOR'S DEGREE AT HARVARD IN 1989 AND WORKED AS A CORPORATE FINANCE ANALYST WITH FIRST BOSTON CORP. BEFORE GOING TO BUSINESS SCHOOL.

ALL EQUITY PORTFOLIO MANAGERS BEGAN THEIR CAREERS AT MFS INVESTMENT MANAGEMENT(R) AS RESEARCH ANALYSTS. OUR PORTFOLIO MANAGERS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 100 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, COMPANY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.

-------------------------------------------------------------------------------



This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any MFS product is available from your investment professional, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

-------------------------------------------------------------------------------
FUND FACTS
-------------------------------------------------------------------------------

OBJECTIVE:                  SEEKS CAPITAL APPRECIATION.

COMMENCEMENT OF
INVESTMENT OPERATIONS:      JANUARY 2, 1996

CLASS INCEPTION:            CLASS A  JANUARY 2, 1996
                            CLASS B  APRIL 11, 1997
                            CLASS C  APRIL 11, 1997
                            CLASS I  JANUARY 2, 1997
                            CLASS J  DECEMBER 31, 1999

SIZE:                       $3.3 BILLION NET ASSETS AS OF AUGUST 31, 2000

-------------------------------------------------------------------------------

PERFORMANCE SUMMARY

The following information illustrates the historical performance of the fund's original share class in comparison to various market indicators. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including the reinvestment of dividends. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary.) It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from the commencement of the fund's investment operations, January 2, 1996, through August 31, 2000. Index information is from January 1, 1996.)

                                     MFS
                               Strategic Growth        S&P 500
                                Fund - Class A     Composite Index
                               ----------------   ---------------
          January, 1996            $ 9,425            $10,000
          August, 1996              11,555             10,745
          August, 1997              18,435             15,113
          August, 1998              20,845             16,336
          August, 1999              32,183             22,842
          August, 2000              47,367             26,570

TOTAL RATES OF RETURN THROUGH AUGUST 31, 2000

CLASS A
                                                             1 Year        3 Years          Life*
-------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge              +47.18%       +156.94%       +402.56%
-------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge          +47.18%       + 36.96%       + 41.38%
-------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge          +38.72%       + 34.29%       + 39.59%
-------------------------------------------------------------------------------------------------

CLASS B
                                                             1 Year        3 Years          Life*
-------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge              +46.23%       +151.62%       +390.99%
-------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge          +46.23%       + 36.01%       + 40.67%
-------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge          +42.23%       + 35.47%       + 40.55%
-------------------------------------------------------------------------------------------------

CLASS C
                                                             1 Year        3 Years          Life*
-------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge              +46.27%       +151.76%       +391.84%
-------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge          +46.27%       + 36.04%       + 40.72%
-------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge          +45.27%       + 36.04%       + 40.72%
-------------------------------------------------------------------------------------------------

CLASS I
                                                             1 Year        3 Years          Life*
-------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge              +47.73%       +159.62%       +408.41%
-------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge          +47.73%       + 37.44%       + 41.73%
-------------------------------------------------------------------------------------------------

CLASS J
                                                             1 Year        3 Years          Life*
-------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge              +46.55%       +155.84%       +400.41%
-------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge          +46.55%       + 36.77%       + 41.24%
-------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge          +43.62%       + 35.85%       + 40.63%
-------------------------------------------------------------------------------------------------

COMPARATIVE INDICES(+)
                                                             1 Year        3 Years          Life*
-------------------------------------------------------------------------------------------------
Average large-cap growth fund+                              +39.48%       + 29.26%       + 26.71%
-------------------------------------------------------------------------------------------------
Standard & Poor's 500 Composite Index#                      +16.32%       + 20.69%       + 23.29%
-------------------------------------------------------------------------------------------------
  * For the period from the commencement of the fund's investment operations, January 2, 1996, through August 31, 2000. Index information is from January 1, 1996.
(+) Average annual rates of return.
  + Source: Lipper Inc.
  # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 5.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months. Class I shares have no sales charge and are only available to certain institutional investors. Class J shares are only available to certain Japanese investors.

Class B, C, I, and J share performance include the performance of the fund's Class A shares for periods prior to their inception (blended performance). Class J blended performance has been adjusted to take into account the initial sales charge (load) applicable to Class J shares. Class B and C blended performance has been adjusted to take into account the CDSC applicable to Class B and C shares rather than the load applicable to Class A shares. Class I blended performance has been adjusted to account for the fact that Class I shares have no sales charge. These blended performance figures have not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses for Class B, C, and J shares are higher than those of Class A, the blended Class B, C, and J share performance is higher than it would have been had Class B, C, and J shares been offered the entire period. Conversely, because operating expenses of Class I shares are lower than those of Class A, the blended Class I share performance is lower than it would have been had Class I shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus for details. All results are historical and assume the reinvestment of capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MORE RECENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

PORTFOLIO CONCENTRATION AS OF AUGUST 31, 2000

FIVE LARGEST STOCK SECTORS

                TECHNOLOGY                              41.9%
                UTILITIES & COMMUNICATIONS              11.8%
                SPECIAL PRODUCTS & SERVICES             10.5%
                FINANCIAL SERVICES                       7.8%
                INDUSTRIAL GOODS & SERVICES              6.6%

TOP 10 STOCK HOLDINGS

CORNING, INC.  3.2%                     RATIONAL SOFTWARE CORP.  2.4%
Materials and equipment supplier to     Provider of services and tools for
communications industries               software development

TYCO INTERNATIONAL LTD.  3.0%           CISCO SYSTEMS, INC.  2.3%
Fire protection, packaging, and         Computer network developer
electronic equipment manufacturer
                                        GENERAL ELECTRIC CO. 2.1%
MICROSOFT CORP.  2.9%                   Diversified manufacturing and financial
Computer software and systems company   services conglomerate

INTEL CORP.  2.7%                       COMPUTER SCIENCES CORP.  1.9%
Semiconductor manufacturer              Computer services and consulting company

MICRON TECHNOLOGY, INC.  2.5%           AUTOMATIC DATA PROCESSING, INC.  1.7%
Semiconductor manufacturer              Provider of outsourced computing
                                        services, particularly for payroll
                                        and human resources areas

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS -- August 31, 2000

Stocks - 98.4%
--------------------------------------------------------------------------------------------------
ISSUER                                                                 SHARES                VALUE
--------------------------------------------------------------------------------------------------
U.S. Stocks - 91.6%
  Aerospace - 1.5%
    United Technologies Corp.                                         794,600       $   49,612,838
--------------------------------------------------------------------------------------------------
  Banks and Credit Companies - 1.1%
    Capital One Financial Corp.                                        65,000       $    3,920,312
    Chase Manhattan Corp.                                             331,200           18,505,800
    Providian Financial Corp.                                         132,900           15,275,194
                                                                                    --------------
                                                                                    $   37,701,306
--------------------------------------------------------------------------------------------------
  Biotechnology - 1.8%
    Pharmacia Corp.                                                   824,565       $   48,288,588
    Waters Corp.*                                                     134,500           10,701,156
                                                                                    --------------
                                                                                    $   58,989,744
--------------------------------------------------------------------------------------------------
  Business Machines - 3.5%
    Affiliated Computer Services, Inc., "A"*                          704,926       $   32,823,117
    Seagate Technology, Inc.*                                         883,150           52,437,031
    Sun Microsystems, Inc.*                                           236,644           30,038,998
                                                                                    --------------
                                                                                    $  115,299,146
--------------------------------------------------------------------------------------------------
  Business Services - 9.4%
    Automatic Data Processing, Inc.                                   922,900       $   55,027,912
    BEA Systems, Inc.*                                                 54,300            3,695,794
    BISYS Group, Inc.*                                                677,040           50,989,575
    Computer Sciences Corp.*                                          773,300           61,139,031
    Concord EFS, Inc.*                                                531,000           17,058,375
    First Data Corp.                                                  832,950           39,721,303
    Fiserv, Inc.*                                                     514,600           27,884,888
    Teletech Holdings, Inc.*                                        1,639,600           53,491,950
                                                                                    --------------
                                                                                    $  309,008,828
--------------------------------------------------------------------------------------------------
  Cellular Telephones - 2.1%
    Motorola, Inc.                                                    751,241       $   27,091,629
    Sprint Corp. (PCS Group)*                                         800,300           40,165,056
                                                                                    --------------
                                                                                    $   67,256,685
--------------------------------------------------------------------------------------------------
  Communication Services - 0.4%
    SBA Communications Corp.*                                         308,247       $   13,755,523
--------------------------------------------------------------------------------------------------
  Computer Hardware - Systems - 1.6%
    Dell Computer Corp.*                                            1,216,400       $   53,065,450
--------------------------------------------------------------------------------------------------
  Computer Software - Personal Computers - 3.8%
    Documentum, Inc.*                                                 435,900       $   31,194,094
    Microsoft Corp.*                                                1,319,300           92,103,631
                                                                                    --------------
                                                                                    $  123,297,725
--------------------------------------------------------------------------------------------------
  Computer Software - Services - 1.1%
    EMC Corp.*                                                        219,400       $   21,501,200
    Portal Software, Inc.*                                            291,900           16,127,475
                                                                                    --------------
                                                                                    $   37,628,675
--------------------------------------------------------------------------------------------------
  Computer Software - Systems - 10.2%
    BMC Software, Inc.*                                             1,316,462       $   35,544,474
    Cadence Design Systems, Inc.*                                   2,214,840           47,065,350
    Computer Associates International, Inc.                         1,453,570           46,150,848
    Compuware Corp.*                                                1,182,852           12,493,874
    Comverse Technology, Inc.*                                        245,900           22,607,431
    E.piphany, Inc.*                                                  199,227           20,719,608
    I2 Technologies, Inc.*                                             31,100            5,261,731
    Oracle Corp.*                                                     399,350           36,315,891
    Rational Software Corp.*                                          596,800           76,800,700
    Resonate Incorporated*                                                390               17,184
    Siebel Systems, Inc.*                                              90,800           17,961,375
    VERITAS Software Corp.*                                           103,950           12,532,472
                                                                                    --------------
                                                                                    $  333,470,938
--------------------------------------------------------------------------------------------------
  Conglomerates - 3.0%
    Tyco International Ltd.                                         1,707,804       $   97,344,828
--------------------------------------------------------------------------------------------------
  Electrical Equipment - 2.1%
    General Electric Co.                                            1,148,700       $   67,414,331
--------------------------------------------------------------------------------------------------
  Electronics - 8.2%
    Analog Devices, Inc.*                                             149,490       $   15,023,745
    Flextronics International Ltd.*                                   595,600           49,620,925
    Intel Corp.                                                     1,157,868           86,695,366
    Micron Technology, Inc.*                                          991,300           81,038,775
    National Semiconductor Corp.*                                     261,200           11,623,400
    SCI Systems, Inc.*                                                 95,800            5,915,650
    Teradyne, Inc.*                                                   281,900           18,270,644
                                                                                    --------------
                                                                                    $  268,188,505
--------------------------------------------------------------------------------------------------
  Entertainment - 1.7%
    Cox Radio, Inc., "A"*                                              37,044       $      770,978
    Hearst-Argyle Television, Inc.*                                    43,800              947,175
    Infinity Broadcasting Corp., "A"*                               1,132,225           42,883,022
    Viacom, Inc., "B"*                                                186,455           12,550,752
                                                                                    --------------
                                                                                    $   57,151,927
--------------------------------------------------------------------------------------------------
  Financial Institutions - 2.3%
    Associates First Capital Corp., "A"                               594,252       $   16,713,337
    Citigroup, Inc.                                                   397,933           23,229,339
    Federal National Mortgage Assn.                                    26,362            1,416,958
    Freddie Mac Corp.                                                 630,100           26,542,962
    Merrill Lynch & Co., Inc.                                          27,800            4,031,000
    Morgan Stanley Dean Witter & Co.                                   37,774            4,063,066
                                                                                    --------------
                                                                                    $   75,996,662
--------------------------------------------------------------------------------------------------
  Insurance - 3.6%
    American International Group, Inc.                                530,389       $   47,270,920
    Gallagher (Arthur J.) & Co.                                       523,900           25,671,100
    Hartford Financial Services Group, Inc.                            11,900              792,838
    St. Paul Cos., Inc.                                               929,500           44,267,437
                                                                                    --------------
                                                                                    $  118,002,295
--------------------------------------------------------------------------------------------------
  Internet - 1.6%
    VeriSign, Inc.*                                                   266,415       $   52,983,283
--------------------------------------------------------------------------------------------------
  Medical and Health Products - 1.5%
    American Home Products Corp.                                      497,968       $   26,983,641
    Bristol-Myers Squibb Co.                                          408,036           21,625,908
                                                                                    --------------
                                                                                    $   48,609,549
--------------------------------------------------------------------------------------------------
  Medical and Health Technology and Services - 0.7%
    PE Corp.- PE Biosystems Group                                     151,200       $   14,874,300
    VISX, Inc.*                                                       247,700            6,827,231
                                                                                    --------------
                                                                                    $   21,701,531
--------------------------------------------------------------------------------------------------
  Oil Services - 3.5%
    Baker Hughes, Inc.                                                642,900       $   23,506,031
    Global Marine, Inc.*                                              791,800           25,585,037
    Halliburton Co.                                                   359,700           19,064,100
    Noble Drilling Corp.*                                             459,700           22,295,450
    Weatherford International, Inc.*                                  522,200           24,510,763
                                                                                    --------------
                                                                                    $  114,961,381
--------------------------------------------------------------------------------------------------
  Oils - 1.7%
    Conoco, Inc.                                                      172,500       $    4,506,563
    Santa Fe International Corp.                                      662,900           26,060,256
    Transocean Sedco Forex, Inc.                                      410,466           24,525,343
                                                                                    --------------
                                                                                    $   55,092,162
--------------------------------------------------------------------------------------------------
  Printing and Publishing - 0.2%
    Tribune Co.                                                       165,900       $    5,920,556
--------------------------------------------------------------------------------------------------
  Retail - 3.9%
    Best Buy Co., Inc.*                                               317,600       $   19,611,800
    CVS Corp.                                                         907,298           33,683,438
    Office Depot, Inc.*                                             1,971,631           14,417,552
    RadioShack Corp.                                                  671,700           39,630,300
    Wal-Mart Stores, Inc.                                             441,976           20,966,237
                                                                                    --------------
                                                                                    $  128,309,327
--------------------------------------------------------------------------------------------------
  Supermarkets - 2.0%
    Kroger Co.*                                                     1,436,164       $   32,582,971
    Safeway, Inc.*                                                    643,200           31,717,800
                                                                                    --------------
                                                                                    $   64,300,771
--------------------------------------------------------------------------------------------------
  Telecommunications - 17.2%
    ADC Telecommunications, Inc.*                                     669,600       $   27,411,750
    Allegiance Telecom, Inc.*                                         712,400           35,486,425
    Alltel Corp.                                                      270,100           13,656,931
    American Tower Corp., "A"*                                      1,105,600           40,147,100
    AT&T Corp., "A"*                                                1,074,300           22,963,163
    Cabletron Systems, Inc.*                                          885,100           33,135,931
    CIENA Corp.*                                                       40,000            8,867,500
    Cisco Systems, Inc.*                                            1,089,148           74,742,781
    Corning, Inc.                                                     313,500          102,808,406
    Cox Communications, Inc.*                                         301,000           10,704,313
    EchoStar Communications Corp.*                                    422,935           20,618,081
    Emulex Corp.*                                                       1,100              115,156
    Metromedia Fiber Network, Inc., "A"*                              676,420           27,014,524
    NEXTEL Communications, Inc.*                                      189,900           10,527,581
    Nextlink Communications, Inc., "A"*                               902,400           31,640,400
    NTL, Inc.*                                                        144,285            6,321,487
    Qwest Communications International, Inc.*                         162,800            8,404,550
    Time Warner Telecom, Inc.*                                        318,100           20,656,619
    UnitedGlobalCom, Inc.*                                            554,100           21,228,956
    Vignette Corp.*                                                   532,400           20,297,750
    Winstar Communications, Inc.*                                     590,500           15,869,688
    WorldCom, Inc.*                                                   267,892            9,778,058
                                                                                    --------------
                                                                                    $  562,397,150
--------------------------------------------------------------------------------------------------
  Telecommunications and Cable - 1.0%
    Comcast Corp., "A"*                                               893,100       $   33,267,975
--------------------------------------------------------------------------------------------------
  Utilities - Electric - 0.9%
    AES Corp.*                                                        332,200       $   21,177,750
    Calpine Corp.*                                                     95,000            9,405,000
                                                                                    --------------
                                                                                    $   30,582,750
--------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                   $3,001,311,841
--------------------------------------------------------------------------------------------------
Foreign Stocks - 6.8%
  Bermuda - 1.1%
    Global Crossing Ltd. (Telecommunications)*                      1,197,200       $   35,990,825
--------------------------------------------------------------------------------------------------
  Canada - 1.5%
    Nortel Networks Corp. (Telecommunications)                        597,100       $   48,700,969
--------------------------------------------------------------------------------------------------
  France - 0.5%
    Business Objects S.A., ADR
      (Computer Software - Systems)*                                   87,900       $   10,064,550
    Vivendi S.A. (Business Services)                                   78,500            6,408,800
                                                                                    --------------
                                                                                    $   16,473,350
--------------------------------------------------------------------------------------------------
  Israel - 0.4%
    Check Point Software Technologies Ltd.
      (Computer Software - Services)*                                  98,800       $   14,406,275
--------------------------------------------------------------------------------------------------
  Japan - 0.4%
    Fast Retailing Co. (Retail)*                                       70,400       $   11,306,267
--------------------------------------------------------------------------------------------------
  Netherlands - 0.5%
    ASM International N.V. (Electronics)*                             659,340       $   16,565,917
--------------------------------------------------------------------------------------------------
  South Korea - 0.3%
    Samsung Electronics Co. (Electronics)##                            68,300       $    8,588,725
--------------------------------------------------------------------------------------------------
  Sweden
    Tele1 Europe Holdings AB (Telecommunications)*                      2,220       $       27,295
--------------------------------------------------------------------------------------------------
  United Kingdom - 2.1%
    BP Amoco PLC, ADR (Oils)                                          182,150       $   10,063,788
    Cable & Wireless Communications PLC, ADR
      (Telecommunications)*                                           756,973           13,978,366
    HSBC Holdings PLC (Banks and Credit Cos.)*                      1,270,600           18,265,439
    Vodafone AirTouch PLC (Telecommunications)*                     6,520,427           26,318,360
                                                                                    --------------
                                                                                    $   68,625,953
--------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                $  220,685,576
--------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $2,642,052,638)                                      $3,221,997,417
--------------------------------------------------------------------------------------------------

Convertible Preferred Stock
--------------------------------------------------------------------------------------------------
  Insurance
    Lincoln National Corp. 1.85% (Identified Cost, $537,967)           25,300       $      518,650
--------------------------------------------------------------------------------------------------

Convertible Bonds - 0.2%
--------------------------------------------------------------------------------------------------
                                                             PRINCIPAL AMOUNT
                                                                (000 OMITTED)
--------------------------------------------------------------------------------------------------
  Financial Services
    Bell Atlantic Financial Services, Inc., 4.25s, 2005##        $        394       $      498,410
--------------------------------------------------------------------------------------------------
  Technology - 0.2%
    Candescent Technologies Corporation, 7s, 2003##              $     10,000       $    6,800,000
--------------------------------------------------------------------------------------------------
Total Convertible Bonds (Identified Cost, $8,749,192)                               $    7,298,410
--------------------------------------------------------------------------------------------------

Short-Term Obligations - 1.1%
--------------------------------------------------------------------------------------------------
    Federal Home Loan Mortgage Corp., due 9/05/00                $     32,900       $   32,876,641
    General Electric Capital Corp., due 9/01/00                         4,300            4,300,000
--------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                     $   37,176,641
--------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $2,688,516,438)                                 $3,266,991,118

Other Assets, Less Liabilities - 0.3%                                                    8,806,161
--------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                 $3,275,797,279
--------------------------------------------------------------------------------------------------
 * Non-income producing security.
## SEC Rule 144A restriction.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
-------------------------------------------------------------------------------
AUGUST 31, 2000
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $2,688,516,438)        $3,266,991,118
  Investments of cash collateral for securities
    loaned at identified cost and value                             145,589,379
  Cash                                                                  132,679
  Receivable for fund shares sold                                    14,679,126
  Receivable for investments sold                                    36,668,231
  Interest and dividends receivable                                   1,161,029
  Deferred organization expenses                                            147
  Other assets                                                              891
                                                                 --------------
      Total assets                                               $3,465,222,600
                                                                 --------------
Liabilities:
  Payable for fund shares reacquired                             $    2,997,653
  Payable for investments purchased                                  40,557,672
  Collateral for securities loaned, at value                        145,589,379
  Payable to affiliates -
    Management fee                                                       66,227
    Shareholder servicing agent fee                                       8,830
    Distribution and service fee                                         63,439
    Administrative fee                                                    1,395
  Accrued expenses and other liabilities                                140,726
                                                                 --------------
      Total liabilities                                          $  189,425,321
                                                                 --------------
Net assets                                                       $3,275,797,279
                                                                 ==============
Net assets consist of:
  Paid-in capital                                                $2,343,555,688
  Unrealized appreciation on investments and
    translation of assets
    and liabilities in foreign currencies                           578,461,239
  Accumulated undistributed net realized gain on
    investments and foreign
    currency transactions                                           353,812,322
  Accumulated net investment loss                                       (31,970)
                                                                 --------------
      Total                                                      $3,275,797,279
                                                                 ==============
Shares of beneficial interest outstanding                          84,467,568
                                                                   ==========
Class A shares:
  Net asset value per share
    (net assets of $1,356,312,892 / 34,606,085 shares
    of beneficial interest outstanding)                              $39.19
                                                                     ======
  Offering price per share (100 / 94.25 of net asset
     value per share)                                                $41.58
                                                                     ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $1,419,289,989 / 36,909,483 shares
     of beneficial interest outstanding)                             $38.45
                                                                     ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $450,351,706 / 11,685,164 shares of
     beneficial interest outstanding)                                $38.54
                                                                     ======
Class I shares:
  Net asset value, offering price, and redemption price
    per share (net assets of $41,291,671 / 1,044,479
    shares of beneficial interest outstanding)                       $39.53
                                                                     ======
Class J shares:
  Net asset value and redemption price per share
    (net assets of $8,551,021 / 222,357 shares of
     beneficial interest outstanding)                                $38.46
                                                                     ======
  Offering price per share (100 / 98 of net asset value
     per share)                                                      $39.24
                                                                     ======

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements.

Statement of Operations
-------------------------------------------------------------------------------
YEAR ENDED AUGUST 31, 2000
-------------------------------------------------------------------------------
Net investment income (loss):
  Income -
    Dividends                                                      $  7,556,078
    Interest                                                          5,004,431
    Foreign taxes withheld                                             (208,937)
                                                                   ------------
      Total investment income                                      $ 12,351,572
                                                                   ------------
  Expenses -
    Management fee                                                 $ 17,495,418
    Trustees' compensation                                               44,437
    Shareholder servicing agent fee                                   2,334,299
    Distribution and service fee (Class A)                            3,237,738
    Distribution and service fee (Class B)                           10,556,747
    Distribution and service fee (Class C)                            3,152,085
    Distribution and service fee (Class J)                               27,910
    Administrative fee                                                  315,838
    Custodian fee                                                       665,714
    Printing                                                            109,657
    Postage                                                             296,303
    Auditing fees                                                        31,242
    Legal fees                                                           16,795
    Amortization of organization expenses                                   435
    Miscellaneous                                                     1,565,742
                                                                   ------------
      Total expenses                                               $ 39,850,360
    Fees paid indirectly                                               (268,953)
                                                                   ------------
      Net expenses                                                 $ 39,581,407
                                                                   ------------
        Net investment loss                                        $(27,229,835)
                                                                   ------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                        $418,436,088
    Foreign currency transactions                                      (412,161)
                                                                   ------------
      Net realized gain on investments and foreign
        currency transactions                                      $418,023,927
                                                                   ------------
  Change in unrealized appreciation (depreciation) -
    Investments                                                    $401,021,400
    Translation of assets and liabilities in foreign currencies         (14,626)
                                                                   ------------
      Net unrealized gain on investments and foreign
        currency translation                                       $401,006,774
                                                                   ------------
        Net realized and unrealized gain on investments and
          foreign currency                                         $819,030,701
                                                                   ------------
          Increase in net assets from operations                   $791,800,866
                                                                   ============

See notes to financial statements.

Statement of Changes in Net Assets
---------------------------------------------------------------------------------------------------------------
YEAR ENDED AUGUST 31,                                                          2000                        1999
---------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                               $   (27,229,835)             $   (10,112,459)
  Net realized gain on investments and foreign currency
    transactions                                                        418,023,927                   79,985,240
  Net unrealized gain on investments and foreign
    currency translation                                                401,006,774                  220,365,436
                                                                    ---------------              ---------------
    Increase in net assets from operations                          $   791,800,866              $   290,238,217
                                                                    ---------------              ---------------
Distributions declared to shareholders -
  From net realized gain on investments and foreign
    currency transactions (Class A)                                 $   (37,735,978)             $    (7,422,891)
  From net realized gain on investments and foreign
    currency transactions (Class B)                                     (46,345,703)                  (8,619,831)
  From net realized gain on investments and foreign
    currency transactions (Class C)                                     (13,271,635)                  (2,303,504)
  From net realized gain on investments and foreign
    currency transactions (Class I)                                      (1,678,981)                    (774,501)
                                                                    ---------------              ---------------
    Total distributions declared to shareholders                    $   (99,032,297)             $   (19,120,727)
                                                                    ---------------              ---------------
Net increase in net assets from fund share transactions             $ 1,203,185,226              $   672,666,668
                                                                    ---------------              ---------------
      Total increase in net assets                                  $ 1,895,953,795              $   943,784,158
Net assets:
  At beginning of period                                              1,379,843,484                  436,059,326
                                                                    ---------------              ---------------
At end of period (including accumulated net investment
  loss of $31,970 and $18,895, respectively)                        $ 3,275,797,279              $ 1,379,843,484
                                                                    ===============              ===============

See notes to financial statements.

Financial Highlights
----------------------------------------------------------------------------------------------------------------------------
                                                           YEAR ENDED AUGUST 31,                                PERIOD ENDED
                                          ------------------------------------------------------------            AUGUST 31,
                                              2000             1999             1998              1997                 1996*
-----------------------------------------------------------------------------------------------------------------------------
                                           CLASS A
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period       $28.18           $18.79           $16.79            $12.26                $10.00
                                            ------           ------           ------            ------                ------
Income from investment operations# -
  Net investment income (loss)(S)           $(0.28)          $(0.18)          $(0.14)           $(0.11)               $ 0.02
  Net realized and unrealized gain
    on investments and foreign
    currency                                 13.13            10.29             2.32              6.67                  2.24
                                            ------           ------           ------            ------                ------
    Total from investment
      operations                            $12.85           $10.11           $ 2.18            $ 6.56                $ 2.26
                                            ------           ------           ------            ------                ------
Less distributions declared to
  shareholders from net realized gain                                                                                   $
  on investments and foreign currency
  transactions                              $(1.84)          $(0.72)          $(0.18)           $(2.03)                 --
                                            ------           ------           ------            ------                ------
Net asset value - end of period             $39.19           $28.18           $18.79            $16.79                $12.26
                                            ======           ======           ======            ======                ======
Total return(+)                              47.18%           54.40%           13.07%            59.54%                22.60%++
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                                  1.32%            1.38%            1.36%             1.29%                 0.44%+
  Net investment income (loss)               (0.78)%          (0.69)%          (0.66)%           (0.82)%                0.23%+
Portfolio turnover                             104%             112%              56%               82%                  104%
Net assets at end of period
  (000 omitted)                         $1,356,313         $512,994         $168,536           $21,699               $10,145

    (S) For the periods ended August 31, 1997, and 1996, subject to reimbursement by the fund, the investment adviser voluntarily agreed to maintain expenses of the fund, exclusive of management and distribution fees, at not more than
        0.50% of average daily net assets. Prior to April 11, 1997, the investment adviser voluntarily waived a portion of its management fee for certain of the periods indicated. Prior to August 31, 1998, the distributor voluntarily waived a portion of its distribution fee, for certain of the periods indicated. If these fees had been incurred by the fund and/or if actual expenses were over this limitation, the net investment loss per share and the ratios would have been:
          Net investment loss               $ --             $ --             $(0.15)           $(0.15)               $(0.05)
          Ratios (to average net assets):
            Expenses##                        --               --               1.43%             1.59%                 1.84%+
            Net investment loss               --               --              (0.72)%           (1.12)%               (0.66)%+
  * For the period from the commencement of the fund's investment operations, January 2, 1996, through August 31, 1996.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
##  Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

Financial Highlights - continued
----------------------------------------------------------------------------------------------------------------------------
                                                                YEAR ENDED AUGUST 31,                           PERIOD ENDED
                                                       ---------------------------------------------              AUGUST 31,
                                                          2000               1999               1998                   1997*
----------------------------------------------------------------------------------------------------------------------------
                                                       CLASS B
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                   $27.75             $18.59             $16.75                  $12.53
                                                        ------             ------             ------                  ------
Income from investment operations# -
  Net investment loss(S)                                $(0.49)            $(0.35)            $(0.28)                 $(0.09)
  Net realized and unrealized gain on
    investments and foreign currency                     12.92              10.18               2.30                    4.31
                                                        ------             ------             ------                  ------
    Total from investment operations                    $12.43             $ 9.83             $ 2.02                  $ 4.22
                                                        ------             ------             ------                  ------
Less distributions declared to shareholders                                                                           $
  from net realized gain on investments and
  foreign currency transactions                         $(1.73)            $(0.67)            $(0.18)                   --
                                                        ------             ------             ------                  ------
Net asset value - end of period                         $38.45             $27.75             $18.59                  $16.75
                                                        ======             ======             ======                  ======
Total return                                             46.23%             53.47%             12.12%                  33.76%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                              1.97%              2.03%              2.08%                   2.02%+
  Net investment loss                                    (1.43)%            (1.34)%            (1.36)%                 (1.46)%+
Portfolio turnover                                         104%               112%                56%                     82%
Net assets at end of period (000 omitted)           $1,419,290           $656,217           $196,519                 $15,735

    (S) For the period ended August 31, 1997, subject to reimbursement by the fund, the investment adviser voluntarily agreed to maintain expenses of the fund, exclusive of management and distribution fees, at not more than 0.50% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:
          Net investment loss                           $ --               $ --               $ --                    $(0.12)
          Ratios (to average net assets):
            Expenses##                                    --                 --                 --                      2.51%+
            Net investment loss                           --                 --                 --                     (1.95)%+
 * For the period from the inception of Class B shares, April 11, 1997, through August 31, 1997.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
----------------------------------------------------------------------------------------------------------------------------
                                                                YEAR ENDED AUGUST 31,                           PERIOD ENDED
                                                       ---------------------------------------------              AUGUST 31,
                                                          2000               1999               1998                   1997*
----------------------------------------------------------------------------------------------------------------------------
                                                       CLASS C
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                   $27.81             $18.63             $16.77                  $12.53
                                                        ------             ------             ------                  ------
Income from investment operations# -
  Net investment loss(S)                                $(0.49)            $(0.35)            $(0.28)                 $(0.09)
  Net realized and unrealized gain on
    investments and foreign currency                     12.96              10.20               2.31                    4.33
                                                        ------             ------             ------                  ------
    Total from investment operations                    $12.47             $ 9.85             $ 2.03                  $ 4.24
                                                        ------             ------             ------                  ------
Less distributions declared to shareholders                                                                           $
  from net realized gain on investments and
  foreign currency transactions                         $(1.74)            $(0.67)            $(0.17)                   --
                                                        ------             ------             ------                  ------
Net asset value - end of period                         $38.54             $27.81             $18.63                  $16.77
                                                        ======             ======             ======                  ======
Total return                                             46.27%             53.40%             12.20%                  33.92%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                              1.97%              2.03%              2.08%                   2.04%+
  Net investment loss                                    (1.43)%            (1.34)%            (1.37)%                 (1.48)%+
Portfolio turnover                                         104%               112%                56%                     82%
Net assets at end of period (000 omitted)             $450,352           $185,784            $52,668                  $6,048

    (S) For the period ended August 31, 1997, subject to reimbursement by the fund, the investment adviser voluntarily agreed to maintain expenses of the fund, exclusive of management and distribution fees, at not more than 0.50% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:
          Net investment loss                           $ --               $ --               $ --                    $(0.13)
          Ratios (to average net assets):
            Expenses##                                    --                 --                 --                      2.56%+
            Net investment loss                           --                 --                 --                     (1.99)%+
 * For the period from the inception of Class C shares, April 11, 1997, through August 31, 1997.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
----------------------------------------------------------------------------------------------------------------------------
                                                                YEAR ENDED AUGUST 31,                           PERIOD ENDED
                                                       ---------------------------------------------              AUGUST 31,
                                                          2000               1999               1998                   1997*
----------------------------------------------------------------------------------------------------------------------------
                                                       CLASS I
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                   $28.36             $18.85             $16.80                  $12.08
                                                        ------             ------             ------                  ------
Income from investment operations# -
  Net investment loss(S)                                $(0.15)            $(0.08)            $(0.08)                 $(0.04)
  Net realized and unrealized gain on
    investments and foreign currency                     13.22              10.34               2.31                    4.76
                                                        ------             ------             ------                  ------
    Total from investment operations                    $13.07             $10.26             $ 2.23                  $ 4.72
                                                        ------             ------             ------                  ------
Less distributions declared to shareholders                                                                           $
  from net realized gain on investments and
  foreign currency transactions                         $(1.90)            $(0.75)            $(0.18)                   --
                                                        ------             ------             ------                  ------
Net asset value - end of period                         $39.53             $28.36             $18.85                  $16.80
                                                        ======             ======             ======                  ======
Total return                                             47.73%             55.08%             13.32%                  39.24%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                              0.97%              1.03%              1.08%                   0.94%+
  Net investment loss                                    (0.43)%            (0.34)%            (0.37)%                 (0.40)%+
Portfolio turnover                                         104%               112%                56%                     82%
Net assets at end of period (000 omitted)              $41,292            $24,849            $18,335                 $13,462

    (S) For the period ended August 31, 1997, subject to reimbursement by the fund, the investment adviser voluntarily agreed to maintain expenses of the fund, exclusive of management fees, at not more than 0.50% of average daily net assets.
        Prior to April 11, 1997, the investment adviser voluntarily waived a portion of its management fee for certain of the periods indicated. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:
          Net investment loss                           $ --               $ --               $ --                    $(0.06)
          Ratios (to average net assets):
            Expenses##                                    --                 --                 --                      1.14%+
            Net investment loss                           --                 --                 --                     (0.60)%+
 * For the period from the inception of Class I shares, January 2, 1997, through August 31, 1997.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

-----------------------------------------------------------------------------
                                                                 PERIOD ENDED
                                                             AUGUST 31, 2000*
-----------------------------------------------------------------------------
                                                                      CLASS J
-----------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                  $34.29
                                                                       ------
Income from investment operations# -
  Net investment loss                                                  $(0.37)
  Net realized and unrealized gain on investments and
    foreign currency                                                     4.54
                                                                       ------
    Total from investment operations                                   $ 4.17
                                                                       ------
Net asset value - end of period                                        $38.46
                                                                       ======
Total return(+) 46.55%++ Ratios (to average net assets)/
  Supplemental data:
  Expenses##                                                             1.97%+
  Net investment loss                                                   (1.43)%+
Portfolio turnover                                                        104%
Net assets at end of period (000 omitted)                              $8,551

  * For the period from the inception of Class J shares, December 31, 1999, through August 31, 2000.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.
(+) Total returns for Class J shares do not include the applicable sales charge.
    If the charge had been included, the results would have been lower.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Strategic Growth Fund (the fund) is a diversified series of MFS Series Trust I (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith, at fair value, by the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses - Costs incurred by the fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of fund operations.

Deferred Trustee Compensation - Effective July 24, 1999, under a Deferred Compensation Plan (the plan) independent Trustees may elect to defer receipt of all or a portion of their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or other MFS funds selected by the Trustee. Deferred amounts represent an unsecured obligation of the fund until distributed in accordance with the plan.

Security Loans - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash and U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agent. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At August 31, 2000, the value of securities loaned was $140,190,495. These loans were collateralized by U.S. Treasury securities of $121,683 and cash of $145,589,379 which was invested in the following short-term obligations:

                                                             IDENTIFIED COST
                                                   SHARES          AND VALUE
----------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio  145,589,379       $145,589,379

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. During the period, the fund's custodian fees were reduced by $251,049 under this arrangement. The fund has entered into a directed brokerage agreement under which the broker will credit the fund a portion of the commissions generated to offset certain expenses of the fund. For the period, the fund's custodian fees were reduced by $17,904 under this agreement. These amounts are shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. During the year ended August 31, 2000, $27,216,760 and $4,978,397 were reclassified to accumulated net investment loss and paid-in capital, respectively from accumulated undistributed net realized gain on investments and foreign currency transactions due to differences between book and tax accounting for foreign currency transactions and the offset of net investment loss against short-term capital gains. This change had no effect on the net assets or net asset value per share.

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares that differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the fund's average daily net assets.

The fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD) and MFS Service Center, Inc. (MFSC). The fund has an unfunded defined benefit plan for all of its independent Trustees. Included in Trustees' compensation is a net periodic pension expense of $13,182 for the year ended August 31, 2000.

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund incurs an administrative fee at the following annual percentages of the fund's average daily net assets:

                  First $2 billion                     0.0175%
                  Next $2.5 billion                    0.0130%
                  Next $2.5 billion                    0.0005%
                  In excess of $7 billion              0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $1,181,211 for the year ended August 31, 2000, as its portion of the sales charge on sales of Class A shares of the fund.

The Trustees have adopted a distribution plan for Class A, Class B, Class C and Class J shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $96,034 for the year ended August 31, 2000. Fees incurred under the distribution plan during the year ended August 31, 2000, were 0.35% of average daily net assets attributable to Class A shares on an annualized basis.

The fund's distribution plan provides that the fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $8,560 and $5,374 for Class B and Class C shares, respectively, for the year ended August 31, 2000. Fees incurred under the distribution plan during the year ended August 31, 2000, were 1.00% of average daily net assets attributable to Class B and Class C shares, on an annualized basis.

The fund's distribution plan provides that the fund will pay MFD a distribution fee of up to 0.75% per annum, and a service fee of up to 0.25% per annum, of the fund's average daily net assets attributable to Class J shares. Class J shares are available for distribution through Monex, Inc. ("Monex") and Citicorp Securities (Japan) Ltd. ("Citicorp") and their network of financial intermediaries. Monex also serves as the fund's Agent Securities Company in Japan, and in that capacity represents the fund before Japanese regulatory authorities. MFD will pay to Monex and Citicorp all of the service fee and all of the distribution fee attributable to Class J shares. Out of the distribution fee, MFD will pay to Monex and Citicorp 0.575% per annum of average daily net assets attributable to Class J shares and will retain the remaining 0.125%. A portion of the distribution fee equal to 0.05% per annum of the fund's average daily net assets attributable to Class J shares is paid to Monex to cover its services as the fund's Agent Securities Company. Fees incurred under the distribution plan during the year ended August 31, 2000, were 1.00% of average net assets attributable to Class J shares, on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended August 31, 2000, were $23,182, $1,353,562, and $90,237 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $3,446,286,902 and $2,378,077,295, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                              $2,715,808,699
                                                            --------------
Gross unrealized appreciation                               $  729,979,265
Gross unrealized depreciation                                 (178,796,846)
                                                            --------------
    Net unrealized appreciation                             $  551,182,419
                                                            ==============

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares
                                       YEAR ENDED AUGUST 31, 2000        YEAR ENDED AUGUST 31, 1999
                                   ------------------------------    ------------------------------
                                          SHARES           AMOUNT           SHARES           AMOUNT
---------------------------------------------------------------------------------------------------
Shares sold                           22,183,875    $ 777,441,383       15,943,773    $ 441,479,246
Shares issued to shareholders in
  reinvestment of distributions        1,097,102       34,770,416          283,116        6,745,030
Shares reacquired                     (6,881,989)    (239,361,581)      (6,990,984)    (175,904,817)
                                   -------------    -------------    -------------    -------------
    Net increase                      16,398,988    $ 572,850,218        9,235,905    $ 242,319,459
                                   =============    =============    =============    =============

Class B shares
                                       YEAR ENDED AUGUST 31, 2000        YEAR ENDED AUGUST 31, 1999
                                   ------------------------------    ------------------------------
                                          SHARES           AMOUNT           SHARES           AMOUNT
---------------------------------------------------------------------------------------------------
Shares sold                           16,359,804    $ 555,246,483       16,880,873    $ 431,590,084
Shares issued to shareholders in
  reinvestment of distributions        1,319,276       41,226,331          324,370        7,646,316
Shares reacquired                     (4,413,212)    (151,111,832)      (4,132,169)    (105,206,007)
                                   -------------    -------------    -------------    -------------
    Net increase                      13,265,868    $ 445,360,982       13,073,074    $ 334,030,393
                                   =============    =============    =============    =============

Class C shares
                                       YEAR ENDED AUGUST 31, 2000        YEAR ENDED AUGUST 31, 1999
                                   ------------------------------    ------------------------------
                                          SHARES           AMOUNT           SHARES           AMOUNT
---------------------------------------------------------------------------------------------------
Shares sold                            6,130,373    $ 210,247,245        5,551,263    $ 141,563,695
Shares issued to shareholders in
  reinvestment of distributions          362,609       11,366,873           79,491        1,876,845
Shares reacquired                     (1,487,923)     (50,648,339)      (1,778,448)     (44,256,563)
                                   -------------    -------------    -------------    -------------
    Net increase                       5,005,059    $ 170,965,779        3,852,306    $  99,183,977
                                   =============    =============    =============    =============

Class I shares
                                       YEAR ENDED AUGUST 31, 2000        YEAR ENDED AUGUST 31, 1999
                                   ------------------------------    ------------------------------
                                          SHARES           AMOUNT           SHARES           AMOUNT
---------------------------------------------------------------------------------------------------
Shares sold                            1,242,819    $  46,406,757          310,485    $   7,959,479
Shares issued to shareholders in
  reinvestment of distributions           52,333        1,668,371           32,260          771,016
Shares reacquired                     (1,126,963)     (42,304,361)        (439,164)     (11,597,656)
                                   -------------    -------------    -------------    -------------
    Net increase (decrease)              168,189    $   5,770,767          (96,419)   $  (2,867,161)
                                   =============    =============    =============    =============

Class J shares
                                       YEAR ENDED AUGUST 31, 2000
                                   ------------------------------
                                          SHARES           AMOUNT
-----------------------------------------------------------------
Shares sold                              238,357    $   8,816,672
Shares issued to shareholders in
  reinvestment of distributions             --               --
Shares reacquired                        (16,000)        (579,192)
                                   -------------    -------------
    Net increase                         222,357    $   8,237,480
                                   =============    =============

*For the period from the inception of Class J shares, December 31, 1999, through August 31, 2000.

(6) Line of Credit
The fund and other affiliated funds participate in a $1.1 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. Interest expense incurred on the borrowings amounted to $3,225 for the year ended August 31, 2000. The average dollar amount of borrowings was $23,246 and the weighted average interest rate on these borrowings was 6.16%. A commitment fee of $18,546 which is based on the average daily unused portion of the line of credit is included in miscellaneous expense.

REPORT OF ERNST & YOUNG, INDEPENDENT AUDITORS

To the Trustees of the MFS Series Trust I and the Shareholders of MFS Strategic Growth Fund:

We have audited the accompanying statement of assets and liabilities of MFS Strategic Growth Fund (the fund), including the schedule of portfolio investments, as of August 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, and for the period from January 2, 1996 (commencement of operations) to August 31, 1996. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned at August 31, 2000, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Strategic Growth Fund at August 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, and for the period from January 2, 1996 (commencement of operations) to August 31, 1996, in conformity with accounting principles generally accepted in the United States.

                                              ERNST & YOUNG LLP
Boston, Massachusetts
October 9, 2000

-------------------------------------------------------------------------------
FEDERAL TAX INFORMATION
-------------------------------------------------------------------------------

IN JANUARY 2001, SHAREHOLDERS WILL BE MAILED A FORM 1099-DIV REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 2000.

THE FUND HAS DESIGNATED $69,177,998 AS A CAPITAL GAIN DIVIDEND FOR THE YEAR ENDED AUGUST 31, 2000.

FOR THE YEAR ENDED AUGUST 31, 2000, THE AMOUNT OF DISTRIBUTIONS FROM INCOME ELIGIBLE FOR THE 70% DIVIDENDS RECEIVED DEDUCTION FOR CORPORATIONS IS 10.53%.

-------------------------------------------------------------------------------

MFS(R) STRATEGIC GROWTH FUND

TRUSTEES                                             ASSISTANT TREASURERS
Marshall N. Cohan+ - Private Investor                Mark E. Bradley*
                                                     Robert R. Flaherty*
Lawrence H. Cohn, M.D.+ - Chief of Cardiac           Laura F. Healy*
Surgery, Brigham and Women's Hospital;               Ellen Moynihan*
Professor of Surgery, Harvard Medical School
                                                     SECRETARY
The Hon. Sir J. David Gibbons, KBE+ - Chief          Stephen E. Cavan*
Executive Officer, Edmund Gibbons Ltd.;
Chairman, Colonial Insurance Company, Ltd.           ASSISTANT SECRETARY
                                                     James R. Bordewick, Jr.*
Abby M. O'Neill+ - Private Investor
                                                     CUSTODIAN
Walter E. Robb, III+ - President and Treasurer,      State Street Bank and Trust Company
Benchmark Advisors, Inc. (corporate financial
consultants); President, Benchmark Consulting        AUDITORS
Group, Inc. (office services)                        Ernst & Young LLP

Arnold D. Scott* - Senior Executive                  INVESTOR INFORMATION
Vice President, Director, and Secretary,             For information on MFS mutual funds, call
MFS Investment Management                            your investment professional or, for an
                                                     information kit, call toll free: 1-800-637-2929
Jeffrey L. Shames* - Chairman and Chief              any business day from 9 a.m. to 5 p.m.
Executive Officer, MFS Investment                    Eastern time (or leave a message anytime).
Management
                                                     INVESTOR SERVICE
J. Dale Sherratt+ - President, Insight Resources,    MFS Service Center, Inc.
Inc. (acquisition planning specialists)              P.O. Box 2281
                                                     Boston, MA 02107-9906
Ward Smith+ - Former Chairman (until 1994),
NACCO Industries (holding company)                   For general information, call toll free:
                                                     1-800-225-2606 any business day from
INVESTMENT ADVISER                                   8 a.m. to 8 p.m. Eastern time.
Massachusetts Financial Services Company
500 Boylston Street                                  For service to speech- or hearing-impaired,
Boston, MA 02116-3741                                call toll free: 1-800-637-6576 any business day
                                                     from 9 a.m. to 5 p.m. Eastern time. (To use
DISTRIBUTOR                                          this service, your phone must be equipped with
MFS Fund Distributors, Inc.                          a Telecommunications Device for the Deaf.)
500 Boylston Street
Boston, MA 02116-3741                                For share prices, account balances, exchanges,
                                                     or stock and bond outlooks, call toll free:
CHAIRMAN AND PRESIDENT                               1-800-MFS-TALK (1-800-637-8255) anytime
Jeffrey L. Shames*                                   from a touch-tone telephone.

PORTFOLIO MANAGER                                    WORLD WIDE WEB
S. Irfan Ali*                                        www.mfs.com

TREASURER
James O. Yost*

+ Independent Trustee
*MFS Investment Management

MFS(R) STRATEGIC GROWTH FUND                                        ------------
                                                                      BULK RATE
                                                                    U.S. POSTAGE
[Logo] M F S(R)                                                         PAID
INVESTMENT MANAGEMENT                                                   MFS
We invented the mutual fund(R)                                      ------------

500 Boylston Street
Boston, MA 02116-3741



(c)2000 MFS Investment Management.(R)

MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116

                                              MSG-2  10/00  224M  90/290/389/890